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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 20, 1999
                                                           ------------


                               QLOGIC CORPORATION
             (Exact name of Registrant as specified in its charter)



          Delaware                    0-23298                    33-0537669
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)              Identification No)



      3545 Harbor Boulevard, Costa Mesa, California             92626
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        (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code (714) 438-2200
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                   Page 1 of 5

                             Exhibit Index on Page 3

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ITEM 5. OTHER EVENTS

        On May 20, 1999, the Registrant issued a press release regarding the retirement of Gary E. Liebl, its first Chairman of the Board. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by this reference.



ITEM 7. EXHIBITS

EXHIBIT NO.                DESCRIPTION
-----------                -----------
    99              Press Release issued by the Registrant on May 20, 1999,
                    announcing the retirement of Gary E. Liebl.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        QLOGIC CORPORATION



Date:  May 25, 1999                     By:          /s/ H.K. DESAI
                                           -------------------------------------
                                           H.K. Desai
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

                                                                                SEQUENTIAL
EXHIBIT NO.                DESCRIPTION                                           PAGE NO.
-----------                -----------                                          ----------
    99              Press Release issued by the Registrant on May 20, 1999,          4
                    announcing the retirement of Gary E. Liebl.


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